SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 March 12, 1997



                               GFSB BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Delaware                         0-25854                  04-2095007
----------------------------         --------------              --------------
(State or other jurisdiction         (SEC File No.)              (IRS Employer
of incorporation)                                                Identification
                                                                    Number)


221 Aztec Avenue, Gallup, New Mexico                                 87301
------------------------------------                                 -----
(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code: (505) 722-4361
                                                    --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


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                               GFSB BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         On March 12, 1997, the board of directors of the registrant determined to engage Neff & Company LLP as its independent auditors for the fiscal year ended June 30, 1998. On March 12, 1997, the registrant orally notified Atkinson & Co., Ltd. ("Atkinson"), its independent auditors for the fiscal year ended June 30, 1997 and for the fiscal years ended June 30, 1996 and 1995, of this determination and that Atkinson would not be engaged for the fiscal year ending June 30, 1998 but that Atkinson remained engaged for the fiscal year ended June 30, 1997 and that the registrant expected that Atkinson would issue a report for the fiscal year ended June 30, 1997. The determination to replace Atkinson was recommended by the audit committee and approved by the full board of directors of the registrant.

         The reports of Atkinson for the fiscal years ended June 30, 1995, 1996 and 1997 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended June 30, 1995, 1996 and 1997 and during the period from June 30, 1997 to August 11, 1997 (the date of the report of Atkinson that was included in the annual report to stockholders and which report and related consolidated financial statements and notes were incorporated by reference into the Form 10-KSB of the registrant for the fiscal year ended June 30, 1997), there were no disagreements between the registrant and Atkinson concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In March 1997, prior to the fiscal year end of June 30, 1997, the registrant filed a Current Report on Form 8-K concerning this matter.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

         (c)   Exhibits:

               Exhibit No. 16 - Letter regarding change in certifying accountant

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 GFSB BANCORP, INC.



Date: October 6, 1997                            By: /s/ Jerry R. Spurlin
                                                     ---------------------------
                                                      Jerry R. Spurlin
                                                      President